Exhibit 99.2

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
INDEX TO CONDENSED COMBINED/CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Page

Condensed Combined/Consolidated Balance Sheets as of September 30, 2010 and December 31, 2009 (Unaudited)	2

Condensed Combined/Consolidated Statements of Income and Comprehensive Income for the nine months ended September 30, 2010 and 2009 (Unaudited)	3

Condensed Combined/Consolidated Statements of Cash Flows for the nine months ended September 30, 2010 and 2009 (Unaudited)	4

Notes to Condensed Combined/Consolidated Financial Statements (Unaudited)	5 – 11

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
CONDENSED CONSOLIDATED/COMBINED BALANCE SHEETS
(UNAUDITED)

	As of September 30, 2010	As of December 31, 2009
ASSETS:
Current assets:
Cash and cash equivalents	$25,839,474	$12,722,568
Accounts receivable	1,431,175	888,190
Inventories	816,543	595,543
Due from an affiliated company	-	1,249,774
Other current assets	250,898	1,467
Total current assets	28,338,090	15,457,542

Property, equipment and improvement, net	6,162,108	6,554,959
Land use rights, net	1,888,212	1,884,755
Mining rights, net	7,209,296	7,382,201
Total assets	$43,597,706	$31,279,457

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Convertible Notes payable, net of discount of $375,000	$125,000	$-
Payable to related party	250,000	-
Accounts payable	1,528,257	264,658
Accrued interest payable	10,347	-
Accrued expenses	187,404	167,388
Value added taxes payable	361,676	335,787
Other taxes payable	87,457	66,272
Income tax payable	1,653,105	1,043,662
Total current liabilities	4,203,246	1,877,767

Shareholders’ equity:
Contributed capital	15,584,052	15,068,970
Accumulated other comprehensive income	4,085,940	3,291,703
Retained earnings	19,724,468	11,041,017
Total shareholders’ equity	39,394,460	29,401,690

Total liabilities and shareholders’ equity	$43,597,706	$31,279,457

The accompanying notes form an integral part of these condensed combined/consolidated financial statement

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
CONDENSED COMBINED/CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	For the Nine Months Ended
	September 30, 2010	September 30, 2009

Revenue, net of sales discount	$36,024,913	$29,467,666
Cost of goods sold	18,548,682	15,681,643

Gross profit	17,476,231	13,786,023

Operating expenses:
Selling and marketing	1,133,482	1,055,435
General and administrative	2,120,472	1,611,495

Total operating expenses	3,253,954	2,666,930

Income from operations	14,222,277	11,119,093

Other income (expenses):
Interest income	45,411	30,829
Interest expense	(135,347)	-

Total other income (expenses)	(89,936)	30,829

Income before provision for income taxes	14,132,341	11,149,922

Provision for income taxes	3,535,196	2,787,480

Net income	10,597,145	8,362,442

Other comprehensive income -
Foreign currency translation adjustments	794,237	1,878

Comprehensive income	$11,391,382	$8,364,320

The accompanying notes form an integral part of these condensed combined/consolidated financial statement.

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
CONDENSED COMBINED/CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Nine Months Ended
	September 30, 2010	September 30, 2009
Cash flows provided by operating activities:
Net income	$10,597,145	$8,362,442
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	875,678	843,369
Loss on disposal of fixed assets	969	-
Amortization of discount	125,000
Changes in operating assets and liabilities:
Accounts receivable	(515,203)	(41,528)
Inventories	(204,903)	(5,729)
Due from an affiliated company	(114,485)	-
Other assets	589	9,708
Accounts payable	1,235,830	828,347
Accrued interest expense	10,347	-
Accrued expenses	16,236	103,422
Value added taxes payable	18,559	135,715
Other taxes payable	19,455	32,328
Income tax payable	577,303	610,936

Net cash provided by operating activities	12,642,520	10,879,010

Cash flows used for investing activities: Start-up capital for Jiangmen Huiyuan	15,082	-
Proceeds from disposal of fixed assets	735	-
Purchase of property, equipment and improvement	(1,230)	(28,266)
Loan to shareholders	-	(3,664,453)

Net cash used for investing activities	14,587	(3,692,719)

Cash flows provided by financing activities:
Proceeds from short term loan	500,000	-
Dividend paid to shareholder	(537,865)	-

Net cash provided by financing activities	(37,865)	-

Effect of exchange rate change on cash	497,664	4,321

Net increase in cash and cash equivalents	13,116,906	7,190,612
Cash and cash equivalents at the beginning of the period	12,722,568	7,755,423

Cash and cash equivalents at the end of period	$25,839,474	$14,946,035

Supplemental disclosure of cash flow information:
Income taxes paid	$2,957,893	$2,176,544
Non-cash investing and financing activities: Decrease in due from an affiliated company through declaration and payment of dividend	$1,375,829	$-
Cash collateral related to the convertible note payable paid on behalf of the Company by a related party	$250,000	$-

The accompanying notes form an integral part of these condensed combined/consolidated financial statements

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
NOTES TO CONDENSED COMBINED/CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(1)       Organization, Nature of Business and Basis of Presentation
Jiangmen Huiyuan Environmental Protection Technology Consultancy Co. Ltd., (“Jiangmen Huiyuan” or the “Company”), a wholly foreign owned entity (“WFOE”), was incorporated under the laws the People’s Republic of China (“PRC”) on July 22, 2010.  Jiangmen Huiyuan executed a series of exclusive contractual agreements (see Note 3 for details) with Jiangmen Wealth Water Purifying Agent Company, Ltd. (“Jiangmen Wealth”), which was incorporated under the laws of the People’s Republic of China (“PRC”) on April 28, 2003. These contractual agreements allow Jiangmen Huiyuan to, among other things, exercise significant rights to influence Jiangmen Wealth’s business operations, policies and management, approve all matters requiring shareholder approval, and the rights to include 100% of the net income earned by Jiangmen Wealth as part of the Company’s combined/consolidated financial statements.  In addition, to ensure that Jiangmen Wealth and its shareholders perform their obligations under these contractual arrangements, Jiangmen Wealth’s shareholders have pledged to Jiangmen Huiyuan all of their equity interests in Jiangmen Wealth.  Jiangmen Huiyuan can also exercise its option to purchase the equity interests in Jiangmen Wealth directly.  Pursuant to the terms of the Exclusive Business Cooperation Agreement entered into between Jiangmen Huiyuan and Jiangmen Wealth, Jiangmen, Wealth granted Jiangmen Huiyuan the rights to claim 100% of the net income, or loss, of Jiangmen Wealth in consideration for the services provided by Jiangmen Huiyuan. In addition, Jiangmen Wealth granted to Jiangmen Huiyuan the rights to any residual returns and dividends from Jiangmen Wealth.

Based on Jiangmen Huiyuan’s contractual relationship with Jiangmen Wealth, the Company has determined that a variable interest entity has been created and therefore Jiangmen Wealth is considered a consolidated subsidiary of the Company.

Jiangmen Wealth’s principal business is the manufacture and sale of water purification agents both directly and through its wholly-owned subsidiaries, Guizhou Yufeng Melting Materials Co., Ltd. (“Guizhou Yufeng”) and Shainxi Wealth Aluminates Materials Co., Ltd. (“Shainxi Wealth”). Jiangmen Wealth's water purification agents are based on calcium aluminates powder that is produced at two manufacturing facilities. Raw materials for the production of calcium aluminates powder come from two calcium carbonate and two bauxite mines that the Company owns under mining right and land use right agreements.

During the years ended December 31, 2009 and 2008 and the period from January 1, 2010 through August 6, 2010, Mr. Ming Zhou Tan (“Mr. Tan”) and his spouse, Ms. Hong Yu Du (“Ms. Du”) directly or through its affiliated company, had controlling equity interests in Jiangmen Wealth, Guizhou Yufeng and Shanixi Wealth.   In August and September 2010, through a restructuring process, Jiangmen Wealth paid $74,705 and $463,160 to acquire 100% equity interest of Guizhou Yufeng and 62% equity interest of Shainxi Wealth, respectively. Upon completion of this restructuring, the remaining 38% of Shainxi Wealth was owned by Mr. Tan who assigned all the ownership rights including voting rights to Jiangmen Wealth.  Mr. Tan and Ms. Du collectively owned 100% of Jiangmen Wealth and its subsidiaries after this restructuring.

Jiangmen Wealth, Guizhou Yufeng and Shanixi Wealth have been operating under common management including Mr. Tan being the chief executive officer since the inception of their operations.

Since Jiangmen Huiyuan has no assets or operations but provides services to Jiangmen Wealth after the execution of the contractual agreements with Jiangmen Wealth, for reporting purpose, the financial statements of Jiangmen Wealth, Guizhou Yufeng, and Shanixi Wealth were combined and reported as Jiangmen Huiyuan’s historical financial statements retroactively for all the reporting periods.

The accompanying condensed combined balance sheet as of December 31, 2009, which has been derived from the audited combined financial statements and the accompanying unaudited condensed combined/consolidated financial statements, has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP") have been condensed or omitted pursuant to those rules and regulations and the Company believes that the disclosures made are adequate to make the information not misleading.

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
NOTES TO CONDENSED COMBINED/CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(1)       Organization, Nature of Business and Basis of Presentation, continued

In the opinion of management, these condensed combined/consolidated financial statements reflect all adjustments which are of a normal recurring nature and which are necessary to present fairly the financial position of Jiangmen Huiyuan as of September 30, 2010 and the results of operations for the nine-month periods ended September 30, 2010 and 2009, and the cash flows for the nine-month periods ended September 30, 2010 and September 30, 2009. These condensed combined/consolidated financial statements and related notes should be read in conjunction with the Company’s audited financial statements as of December 31, 2009 and the year ended December 31, 2009 included elsewhere in the Form 8-K. The results of operations for the nine months ended September 30, 2010 are not necessarily indicative of the results which may be expected for the entire fiscal year.

The preparation of condensed combined/consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(2)       Summary of Significant Accounting Policies

Basis of Consolidation and Combination

The condensed combined/consolidated financial statements include the financial statements of Jiangmen Huiyuan Environmental Protection Technology Consultancy Co. Ltd., its variable interest entity (“VIE”), Jiangmen Wealth Water Purifying Agent Company, Ltd. and its wholly-owned and majority-owned subsidiaries (collectively, the “Company”).

Prior to the restructuring as described in Note (1), Jiangmen Wealth, Guizhou Yufeng, and Shanixi Wealth shared certain common ownership and were under common management and each of the entities shared the same technology owned by Jiangmen Wealth.   The financial statements of these three entities were combined to reflect the historical financial position and operations of the consolidated entity prior to the restructuring.

Variable interest entities are those entities in which the Company, through contractual arrangements, bears the risks of, and enjoys the rewards normally associated with ownership of the entities, and therefore the Company is the primary beneficiary of these entities. In accordance with ASC Topic 810 “Consolidation”, the primary beneficiary is required to consolidate the variable interest entities for financial reporting purposes.   All inter-company transactions and balances have been eliminated in preparation of the condensed combined/consolidated financial statements.

Currency Reporting

The Company's operations in the PRC use the local currency, Renminbi ("RMB"), as their functional currency, whereas amounts reported in the accompanying condensed combined/consolidated financial statements and disclosures are stated in U.S. dollars, the reporting currency of the Company, unless stated otherwise. As such, the condensed combined/consolidated balance sheets of the Company have been translated into U.S. dollars at the current rates as of September 30, 2010 and December 31, 2009 and the condensed combined/consolidated statements of income have been translated into U.S. dollars at the weighted average rates during the periods the transactions were recognized.

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
NOTES TO CONDENSED COMBINED/CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

The resulting translation gain adjustments are recorded as other comprehensive income in the condensed combined/consolidated statements of income and comprehensive income and as a separate component of equity in the condensed combined/consolidated balance sheets.

(2)       Summary of Significant Accounting Policies, continued

Revenue Recognition

The Company’s main source of revenue is generated from sales of water purifying agents and high-performance calcium aluminates powder. The Company recognizes revenue when there is persuasive evidence of a sales arrangement, delivery and acceptance by the customer has occurred, the sales price is fixed or determinable, and collection is probable.

Value added taxes represent amounts collected on behalf of specific government agencies that require remittance of tax by specified dates. Value added taxes are collected at the time of sales and are detailed on invoices provided to customers. The Company accounts for value added taxes on a net basis. The Company recorded and paid sales related taxes based on a percentage of the value added taxes and reported the revenue net of the sales related taxes.

Major Customers

During the periods ended September 30, 2010 and 2009, there was no customer accounted for 10% or more of our net revenue.

Major Suppliers

During the periods ended September 30, 2010 and 2009, the following suppliers accounted for more than 10% of our total net purchases.

	Percentage of total purchases for the nine months period ended September 30,
	2010	2009

Supplier A	15.9%	16.4%
Supplier B	11.6%	11.7%
Supplier C	10.5%	-

New Accounting Pronouncements

In September 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-13 “Revenue Recognition (Topic 605): Multiple Deliverable Revenue Element Arrangements – a consensus of the FASB Emerging Issues Task Force” (“ASU 2009-13”). The new guidance states that if vendor specific objective evidence or third party evidence for deliverables in an arrangement cannot be determined, companies will be required to develop a best estimate of the selling price to separate deliverables and allocate arrangement consideration using the relative selling price method. ASU 2009-13 will be applied prospectively and will become effective during the first quarter of 2011. Early adoption is allowed. The Company does not expect the adoption of this guidance to have a significant effect on its combined/consolidated financial position or results of operations.

Reclassifications

Certain prior year amounts have been reclassified to conform with the presentation for the current year.  Such reclassifications have no impact on net income or shareholders’ equity as previously reported.

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
NOTES TO CONDENSED COMBINED/CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(3)       Contractual Agreements

On September 29, 2010, Jiangmen Huiyuan entered into the following agreements with Jiangmen Wealth and the shareholders of Jiangmen Wealth and such agreements are summarized as follows:

Exclusive Business Cooperation Agreement

Under the terms of the Exclusive Business Cooperation Agreement (“Cooperation Agreement”), Jiangmen Huiyuan has the exclusive rights to provide to Jiangmen Wealth complete technical support, technical and consulting services related to Jiangmen Wealth’s principal business.  Jiangmen Wealth cannot assign its rights under such agreement to another third party without

Exclusive Business Cooperation Agreement, continued

Jiangmen Huiyuan’s consent. However Jiangmen Huiyuan must provide a written notification to Jiangmen Huiyuan of its intent to assign the agreement to a third party but does not need the consent of Jiangmen Wealth for such assignment.  Jiangmen Wealth agreed to pay an annual service fee to Jiangmen Huiyuan equal to 100% of the annual net income of Jiangmen Wealth. This agreement has a ten-year term, subject to renewal or early termination at the option of Jiangmen Huiyuan.

Equity Pledge Agreements

Under the Equity Pledge Agreements entered into among Jiangmen Huiyuan, Jiangmen Wealth and the shareholders of Jiangmen Wealth, the two shareholders of Jiangmen Wealth pledged their equity interests in Jiangmen Wealth to guarantee Jiangmen Wealth’s performance of its obligations under the Exclusive Business Cooperation Agreement and pay the consulting and service fees when they become due.  If Jiangmen Wealth or any of its shareholders breaches his/her respective contractual obligations under the agreement, or upon the occurrence of an event of default, Jiangmen Huiyuan is entitled to certain rights, including the rights to dispose of the pledged equity interests.  In addition, the shareholders of Jiangmen Wealth agreed not to dispose of the pledged equity interests or take any actions that would prejudice Jiangmen Huiyuan’s interest. Each of the Equity Pledge Agreements is valid until all the service fee payments due under the Exclusive Business Cooperation Agreement have been fulfilled. Since the Exclusive Business Cooperation Agreement may be renewed at Jiangmen Huiyuan’s option, the equity pledge will remain in effect in the case when the Exclusive Business Cooperation Agreement is being renewed, and until all payments due under the Exclusive Business Cooperation are paid in full by Jiangmen Wealth.

Exclusive Option Agreements

Under the two Exclusive Option Agreements among Jiangmen Huiyuan, Jiangmen Wealth and the shareholders of Jiangmen Wealth, prior to any sale of equity interest of Jiangmen Wealth to Jiangmen Huiyuan, the shareholder of Jiangmen Wealth agreed to grant exclusive rights to Jiangmen Huiyuan to purchase the equity interests from the shareholders of Jiangmen Wealth at a price equal to the registered capital of the proportion of equity interest being purchased to the extent which is permitted by the relevant laws and regulations of the PRC.

Irrevocable Power of Attorney

Under the Irrevocable Power of Attorney, each of the shareholders of Jiangmen Wealth granted to Jiangmen Huiyuan the power to exercise all voting rights of such shareholdings in shareholders’ meetings, including, but not limited to, the power to determine the sale or transfer of all or part of such shareholder’s equity interest in, and appoint and elect the directors, the legal representative, chief executive officer and other senior management of Jiangmen Wealth. Upon the execution of this Power of Attorney, all the rights of shareholdings in Jiangmen Wealth have been assigned to Jiangmen Huiyuan.

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
NOTES TO CONDENSED COMBINED/CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(4)       Inventories

A summary of inventories is as follows:

	As of September 30,	As of December 31,
	2010	2009

Raw Materials	$631,897	$376,168
Work in progress	37,925	38,455
Finished goods	146,721	180,920
	$816,543	$595,543

Inventories are stated at the lower of cost or market. The weighted average cost method is used to account for the Company inventories.

(5)       Property, equipment and improvement

A summary of property, equipment and improvement is as follows:

	As of September 30,	As of December 31,
	2010	2009

Leasehold improvement	$3,159,036	$3,094,565
Production equipment	6,343,228	6,213,771
Furniture and fixtures	316,372	308,689
Automobiles	222,763	224,128
	10,041,399	9,841,153
Less: Accumulated depreciation	3,879,291	3,286,194
	$6,162,108	$6,554,959

Depreciation and amortization expense amounted to $519,576 and $540,953 for the nine months ended September 30, 2010 and 2009, respectively.

(6)       Intangible Assets

A summary of intangible assets is as follows:

	As of September 30,	As of December 31,
	2010	2009

Land use rights	$2,165,303	$2,121,112
Less: Accumulated amortization	277,091	236,357

	$1,888,212	$1,884,755

Amortization of land use rights for the nine months period ended September 30, 2010 and 2009 were $35,176 and $35,053, respectively.

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
NOTES TO CONDENSED COMBINED/CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(6)  Intangible Assets, continued

	As of September 30,	As of December 31,
	2010	2009

Mining rights	$8,535,400	$8,361,204
Less: Accumulated amortization	1,326,104	979,003

	$7,209,296	$7,382,201

At September 30, 2010 and December 31, 2009, the Company holds mining rights to two limestone mines and two bauxite mines from which they are allowed to produce:

•	300,000 tons of limestone, from which the calcium needed for production of its products is derived
•	350,000 tons of bauxite, from which the aluminum for production of its products is derived.

During the nine months periods ended September 30 2010 and 2009, the Company had production from its limestone and bauxite mines as follows (in tons):

	For the Nine Months Ended
	2010	2009

Limestone	61,221	50,899
Bauxite	147,592	122,707

Amortization of mining rights for the nine months ended September 30, 2010 and 2009 were $320,926 and $263,396, respectively.

The Company carried a net balance of patents amounted to $33,380 during year 2009.  At the end of year 2009, the Company disposed the entire balance of patents and which resulted a loss on disposal of patents for $33,380.  Amortization of patents during the nine months period ended September 30, 2009 was $3,967.

Total amortization of intangible assets during the nine months ended September 30, 2010 and 2009 were $356,102 and $302,416, respectively.

Amortization expense is estimated to be $669,119 in 2011, $886,600 in 2012, and $1,180,199 in 2013 and the weighted average amortization lives are approximately 21.44 years.

(7)	Convertible Notes Payable

The Company obtained two Senior Preferred Secured Notes for a total amount of $500,000 from non-related company, China Growth Inc., on May 28, 2010 and September 3, 2010. The notes were initially borrowed by an affiliate.  After the restructuring in August and September 2010, the notes were assigned by this affiliate to the Company’s VIE on August 31, 2010.

The notes carry an interest rate of 10% per annum and are secured by cash collateral of $250,000, all of assets of the Company and all of Company’s common shares owned by shareholder, Mr. Tan Ming Zhuo.  The notes mature on the earlier of (a) the one year anniversary of the date of issue, (b) a Public Offering, (c) a Qualified Equity Funding, or (d) the occurrence of a Change of Control or Change of Ownership (the “maturity”).   A "Qualified Equity Funding” means a sale by the Company of its equity securities that raises at least $7,500,000 for the Company.  The notes contain a convertible feature upon the maturity that the outstanding notes amount will be converted to 3.2%of equity interest of Wealth upon the maturity of the notes.

JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD.
NOTES TO CONDENSED COMBINED/CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(7)	Convertible Notes Payable, continued

Since this note is convertible into equity at a beneficial conversion rate, an embedded beneficial conversion feature was recorded as a debt discount and will be amortized utilizing the effective interest rate method over one year.  During the nine months ended September 30, 2010, a beneficial conversion feature of $500,000 was recorded as a discount to the convertible note payable and an amortization of discount in the amount of $125,000 was recorded as interest expense.

(8)	Income Taxes

The Company and its subsidiaries conduct substantially all of their business in PRC and they are subject to PRC income taxes.  And they are subject to the standard 25% tax rate during the nine months periods ended September 30, 2010 and 2009.

The Company’s income tax provision was $3,535,196 and $2,787,480 respectively, for the nine months periods ended September 30, 2010 and 2009 (an effective rate of 25% for both periods).

At September 30, 2010 and December 31, 2009, there were no significant differences between the basis of assets and liabilities reported in the accompanying financial statements and those recognized for tax reporting purposes in the PRC. Accordingly, there are no related deferred tax assets or liabilities recognized in the financial statements.

(9)	Related Party Balances and Transactions

For the nine months ended September 30, 2010, the Company loaned a total amount of $114,485, on a non interest bearing basis, to an affiliated company, which is owned by the Company’s shareholders, Mr. Tan and Ms. Du.   In August 2010, the Company declared and paid dividends to Mr. Tan and Ms. Du in the amount of $1,375,829.  The dividend reduced the outstanding loans receivable from affiliated company and accordingly, the balance due from affiliated company as of September 30, 2010 and December 31, 2009 was $0 and $1,249,774, respectively.

During the nine months ended September 30, 2009, the Company loaned an aggregate amount of $3,664,453, on a non interest bearing basis, to Mr. Ming Zhou Tan (“Mr. Tan”), Ms. Hong Yu Du (“Ms. Du”) and Mr. Jiang Jun Pan (“Mr. Pan”).  On December 30, 2009, the Company declared and paid dividends to Mr. Tan, Ms. Du and Mr.  Pan in the amount of $16,110,070. The entire outstanding loans receivable from these shareholders was paid in full through this dividend and accordingly, the balance due from shareholders as of December 31, 2009 was $-0-.

In May 2010, Mr. Tan paid on behalf of the Company, a cash collateral of $250,000, pursuant to the terms of the Convertible Note Payable Agreement.  The Company recorded the cash collateral as other current assets and payable to related party on the balance sheet as of September 30, 2010.

(10)       Segments

For the nine months periods ended September 30, 2010 and 2009, the operations of the Company's operations have been aggregated into a single reporting segment. All operations revolve around the production of water purification agents made to similar specifications. Additionally, the segments have similar assets, customers and distribution methods, and their economic characteristics are similar with regard to their gross margin percentages.